Summary Prospectus Institutional Municipal Cash Reserve Money Market Fund AUGUST 1, 2010 Class / Ticker Symbol Institutional / CMRXX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.ridgeworth.com/prospectus. You can also get this information at no cost by calling the Funds at 1-888-784-3863 or by sending an email request to info@ridgeworth.com. The current Prospectus and Statement of Additional Information, dated August 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective

The Institutional Municipal Cash Reserve Money Market Fund (the “Fund”) seeks high current interest income exempt from federal income taxes, while preserving capital and liquidity. The Fund is a money market fund that seeks to preserve the value of your investment at $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Institutional
Shares
Management Fees	0.15%
Other Expenses	0.10%
Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses	0.26%
Fee Waivers and/or Expense Reimbursements(1)	(0.05)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.21%

(1)	The Adviser and the Subadviser have contractually agreed to waive fees and reimburse expenses until at least August 1, 2011 in order to keep Total Annual Fund Operating Expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, extraordinary expenses and acquired fund fees and expenses) from exceeding 0.20% for the Institutional Shares. This agreement shall terminate upon the termination of the Investment Advisory Agreement between RidgeWorth Funds and the Adviser, or it may be terminated upon written notice to the Adviser by RidgeWorth Funds.

The Adviser and, as applicable, certain other Fund service providers, have voluntarily undertaken to reduce and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized yield of 0.02% for all share classes. This voluntary expense reduction and/or expense subsidy may be modified or discontinued at any time without prior notice. There can be no assurance that this fee reduction will be sufficient to avoid any loss.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$22	$79	$141	$326

Principal Investment Strategies

The Fund invests substantially all of its net assets in money market instruments issued by municipalities and issuers that pay income exempt from regular federal income tax. The Fund may invest up to 100% of its net assets in securities subject to the alternative minimum tax. The Fund may invest a portion of its assets in securities that are restricted as to resale.

In selecting investments for purchase and sale, StableRiver Capital Management LLC, the Fund’s subadviser (“StableRiver” or the “Subadviser”), analyzes the credit quality and structure of each security to minimize risk

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and attempts to increase income without adding undue risk by analyzing maturity, yields, market sectors and credit risk. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

The Subadviser actively manages the Fund’s average maturity based on current interest rates and the Subadviser’s outlook of the market.

Principal Investment Risks

Income Risk: An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates.

Municipal Securities Risk: Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. The value of these securities may decline because of a market perception that the issuer may not make payments on time. These securities are subject to the economic conditions and government policies of their respective state or municipality.

Credit Risk: Debt securities are subject to the risk that an issuer will fail to make timely payments of interest or principal, or go bankrupt, reducing the Fund’s return. The lower the rating of a debt security, the higher its credit risk.

To the extent that the aggregate market value of the Fund’s assets materially varies from the aggregate of the acquisition prices of those assets, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Fund experiences significant redemption requests.

A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Performance

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance does not indicate how the Fund will perform in the future.

This bar chart shows the changes in performance of the Fund’s Institutional Shares from year to year.*

Best Quarter	Worst Quarter
0.90%	0.06%
(6/30/07)	(12/31/09)

*	The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/10 to 6/30/10 was 0.10%.

This table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance. To obtain information about the Fund’s current yield, call 1-888-784-3863.

		Since
		Inception*
	1 Year	(8/2/2005)

Fund	0.38%	2.33%

iMoneyNet, Inc. Tax-Free Institutional Average* (reflects no deduction for fees, expenses or taxes)	0.27%	2.10%

*	Benchmark returns since July 31, 2005 (benchmark returns available only on a month end basis).

Investment Adviser and Subadviser

RidgeWorth Investments is the Fund’s investment adviser. StableRiver is the Fund’s subadviser.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day. You may purchase and redeem Institutional Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution or intermediary directly and follow its procedures for fund share transactions.

The minimum initial investment for Institutional Shares of the Fund is $10,000,000 although this minimum may be reduced or waived in some cases. Institutions that have multiple qualifying accounts (e.g., a pension plan

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and a foundation) may aggregate those accounts to meet minimum purchase requirements. There are no minimums for subsequent investments.

Tax Information

The Fund intends to distribute income that is exempt from regular federal income tax. A portion of the Fund’s distributions may be subject to federal income tax. The Fund’s distributions may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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RFSUM-ICRM-0810